Supplement dated May 17, 2004 to:
Mosaic Tax-Free Trust and Mosaic Government Money Market Trust
Statements of Additional Information dated February 1, 2004
and
Mosaic Equity Trust
Statement of Additional Information dated May 1, 2004

The compensation of the Independent Trustees changed effective May 13, 2004 for three of the four Trusts in the Mosaic family.  As a result, the "Compensation" section under "Management" in each of the above Trust's respective Statement of Additional Information is revised to reflect the following:

Compensation.

The compensation of each non-interested (or "Independent") Trustee who may be compensated by the Government Money Market was reduced from $6,000 per year to $2,000 per year.

The compensation of each Independent Trustee who may be compensated by the Tax-Free Trust was reduced from $4,000 per year to $3,000 per year.

The compensation of each Independent Trustee who may be compensated by the Equity Trust was increased from $4,000 per year to $9,000 per year.

During the last fiscal year of the Government Money Market Trust, Tax-Free Trust and Equity Trust, respectively, the Trustees were compensated as follows:

	Aggregate Compensation from Government Money Market Trust	Aggregate Compensation from Tax-Free Trust	Aggregate Compensation from Equity Trust	Total Compensation from Trust and Trust/Fund Complex* Paid to Trustees
Philip E. Blake	$6,000	$4,000	$4,000	$15,000
Frank E. Burgess	$0	$0	$0	$0
James R. Imhoff, Jr.	$6,000	$4,000	$4,000	$15,000
Katherine L. Frank**	$0	$0	$0	$0
Lorence D. Wheeler	$6,000	$4,000	$4,000	$15,000

*The Mosaic Funds complex is comprised of 4 trusts with a total of 12 funds and/or series.

**Does not serve as Trustee of Mosaic Equity Trust.